                                                                    EXHIBIT 10.4



     AN AGREEMENT made the 18th day of November 1996 BETWEEN HOUSING & DEVELOP-

MENT BOARD, a Body Corporate incorporated under the Housing & Development Act and having its office at Bukit Merah Centre, 3451 Jalan Bukit Merah, Singapore

159459, (hereinafter called "the Licensor" which expression shall where the context so admits include its successors and assigns) of the one part AND


                     M/S ST ASSEMBLY TEST SERVICES PTE LTD
                     33 MARSILING INDUSTRIAL ESTATE ROAD 3
                     #03-01/03
                     SINGAPORE 739256


(hereinafter called the "the Licensee" which expression shall where the context so admits include its successors and assigns) of the other part.


     WHEREBY IT IS AGREED as follows:-

1    For the period of twenty-four months from 1ST MAR of 1996 (hereinafter referred to as "the date hereof") or for such further period as may be extended by the Licensor the Licensee shall have the Licence and authority to enter upon ALL THAT piece of land more particularly described in the First

Schedule hereto (hereinafter referred to as "the said land") for the construction of factory buildings and other structures therein and for the installation of equipment fixtures and fittings thereat for the purpose of


     SEMICONDUCTOR MANUFACTURING AND TESTING

in accordance with the stipulation hereinafter contained and for no other purpose whatsoever.

2    The Licensee hereby agrees to perform and observe the following stipulations:-

     (i) To hold the said land until the same shall be comprised in a lease to be granted as hereinafter provided as licensee upon the same terms relating to the lease referred to in Clause 2(ii) herein at a licence fee and subject to the same covenants and stipulations so far as applicable as if a lease thereto has been actually granted and so that the Licensor shall have all remedies by whatsoever means for rent in arrears that are incidental to the relationship of landlord and tenant but so that nothing herein contained shall be construed as creating a legal demise or any greater interest in the licence than a tenancy at will;

     (ii) To pay in advance as from the date hereof a licence fee calculated at the same rate and on the dates specified as for the rent reserved in the lease of the said land set out in the Second Schedule hereto as if such lease has actually been granted;

     (iii) The Licensee shall pay to the Licensor an amount equivalent to the sum, if any, payable by the Licensor as property tax in respect of the said land during the term prior to the issue of the Lease by the Licensor;

     (iv) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Licensor in respect of any outstanding amount payable by the Licensee under this Agreement from the date such amount becomes due until payment in full is received by the Licensor;

     (v) The Licensee shall also within one calender month from the 1ST of MAR 1996 submit to the Licensor for its approval layout plans of the said buildings proposed to be erected on the said land in accordance in every way with the requirements of the Licensor and the Competent Authority appointed under Section 3 of the Planning Act and the Building Control Act (1985 Rev Ed Chapter 29), which approval the Licensor may either give or refuse at its absolute discretion;

     (vi) The Licensee shall also within four calendar months from the 1ST of MAR 1996 submit to the Deputy Director (Building Control Division), Public Works Department, or his successor full and complete plans elevations and specifications of the said buildings proposed to be erected on the said land in accordance in every way with the layout approved by the Licensor and the Competent Planning Authority and with the Building Control Act (1985 Rec Ed Chapter 29) and the Building Authority under the Building Control Act;

     (vii) The Licensee shall also within eight calendar months from the 1ST of MAR 1996 or within one month from the date of approval by the Deputy Director (Building Control Division), Public Works Department whichever shall be the later, commence work on the erection of the said buildings after but not before the said plans elevations and specifications have been approved by the Deputy Director (Building Control Division), Public Works Department, or his successor;

     (viii)  The Licensee shall also at its own expense within twenty-four
             (24) calendar months from the 1ST of MAR 1996 build on the said land and finish the said buildings so as to be completely fit for occupation. The said buildings shall be erected in every way in accordance with the said plans elevations and specifications as submitted to and approved by the Licensor and by the Competent Authority and the Deputy Director (Building Control Division), Public Works Department or their respective successors under sub-clauses (v) and (vi) hereof;

     (ix) In the planning, erection, construction and completion of the said buildings, to develop the said land to a gross plot ratio of not less than 1.0. In the event the gross plot ratio of the buildings and structures on the said land is less than 1.0, the Licensor shall be entitled to impose, and the Licensee shall pay the Licensor additional licence fee amounting to 10% of the licence fee payable by the licensee under the terms of this Agreement;

     (x) If at any time in the option of the Licensor inferior work or material is found to have been used, then upon fourteen (14) days' notice in writing requiring the remedy or removal of such defects and on default of the Licensee to remedy such defects within the said fourteen (14) days the Licensor may enter upon the premises and make good all such defects at the expense of the Licensee;

     (xi) In the event of the Licensee continuing to make use of sub-standard materials and workmanship the Licensor may direct that this Agreement shall be terminated and the interest of the Licensee therein shall be forfeited;

     (xii) No extension of time for completion of the said buildings beyond the period of twenty-four (24) calendar months prescribed shall be granted provided the Licensor may at his absolute discretion extend the time for completion of the said buildings and the Licensee may be required to pay liquidated damages calculated at the rate of $50/- per day until the date of completion of the development;

     (xiii) Not to demise, transfer, assign, mortgage, let, sublet, underlet, license or part with possession of the said land or any part thereof in whatsoever manner and not to effect any form of reconstruction howsoever brought about including any form of amalgamation or merger with or take-over by another company, firm or body or party, without first obtaining the consent of the Licensor in writing. Section 17 of the Conveyancing Law of Property Act (Chapter 61) shall not apply. Any consent, if granted by the Licensor shall be given on such terms and conditions as the Licensor may in its entire and unfettered discretion deem fit to impose and shall include:-

             (a) full revision of the rental to the prevailing market rate from the date of assignment;

             (b) payment of such administrative fee as determined by the Licensor;

     (xiv) On or before the execution of the Building Agreement, the Licensee shall supply to the Licensor in writing a list of names of its existing shareholders and particulars of the classes of shares held by each and every shareholder and the value thereof and such list shall be duly certified to be correct by a director of the company.

     (xv) Notwithstanding any mortgage or charge or any permitted assignment the original Licensee shall continue to be liable to the Licensor for the observance and performance of all the stipulations and agreements herein contained and on the part of the Licensee to be observed and performed until the grant of the Lease hereinafter mentioned;

     (xvi) Not to do or omit or suffer to be done or omitted any act matter or thing in or on or respecting the said land which shall contravene the provisions of any Ordinance Act of Parliament Enactment order rule or regulation now or hereafter affecting the same and the Licensee will at all times hereafter indemnify and keep indemnified the Licensor against all actions proceedings costs expenses claims liabilities losses and demand in respect of any such act matter or thing done or omitted to be done in contravention of the said provisions;

     (xvii) Not to do or permit or suffer to be done in or upon the said land or any part thereof anything which in the opinion of the Licensor may be or become a nuisance or annoyance or cause damage to the Licensor or the Licensees or occupiers of neighbouring premises;

     (xviii) Not without the consent in writing of the Licensor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the said land or of the external walls or rails or fences thereof any nameplate signboard placard poster or other advertisement or hoarding;

     (xix) Not to permit or suffer any person to occupy reside or make use of any building erected on the said land before a Temporary Occupation Licence or the Certificate of Fitness for Occupation or other equivalent permission has been issued by the Building Authority;

     (xx) To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Licensor for which the Licensee may be held liable arising out of or in connection with the occupation and use of the said land and the structures erected thereon and to indemnify the Licensor against all proceedings claims costs and expenses which he may incur or for which he may be held liable as a result of any neglect or default of the Licensee its servants contractors or agents or their respective servants;

     (xxi) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land to the requirements and satisfaction of the Licensor and other relevant Government authorities PROVIDED THAT in the event of any default by the Licensee under this covenant the Licensor may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Licensee as a debt;

     (xxii) Not to effect a change of name except with the consent in writing of the Licensor PROVIDED THAT on every change of name the Licensee shall pay to the Licensor a fee to be specified by the Licensor in relation to such consent;

     (xxiii) Within one month of the completion of the construction of the said buildings and related civil works to reinstate any damage caused to the roads roadside kerbs drains turfing and the said permanent culvert by the Licensee its servants contractors or agents or their respective agents to the satisfaction of the Licensor and the relevant Government or Statutory authorities;

     (xxiv) To place with the Licensor a deposit (the amount as and when determined by the Licensor) which shall be forfeited in the event of any breach of the provision in sub-clause (xxiii) herein without prejudice to the rights and remedies of the Licensor contained in this Agreement and the Lease.

3    The Licensee shall so soon as the said buildings shall have reached a height of one and a half (1 & 1/2) metres above the ground level insure the same to the full value thereof in the joint names of the Licensee and the Licensor against loss or damage by fire with some insurance company approved by the Licensor and shall increase such insurance to the satisfaction of the Licensor as the said buildings approach completion and shall keep the same so insured from time to time and make all payments necessary for the above purpose within fourteen (14) days after the same shall respectively become payable and shall whenever required produce to the Licensor the policy or policies of such insurance and the receipt or receipts for each payment and shall cause all moneys received by virtue of any such insurance to be forthwith paid out in re-building and reinstating the said buildings and make up any deficiency with its own moneys. Provided Always that if the Licensee shall at any time fail to keep the said buildings insured as aforesaid the Licensor may do all things necessary to effect or maintain such insurance and any moneys expended by the firm for that purpose shall be repayable by the Licensee on demand and be recoverable forthwith from the Licensee.


4    Until the completion of the said buildings in accordance with the stipulations hereinbefore contained the Licensor shall have the following rights powers and authorities that is to say:-


     (i) The right of the Licensor or its officers or agents with or without workmen and others at all reasonable times to enter upon the said land and the said buildings to view the state and progress of the said buildings and to inspect and test the materials and workmanship and for any other reasonable purpose including the construction, repair or cleansing by or on behalf of the Licensor of any sewer or drain on or leading from any adjoining or neighbouring land of the Licensor;

     (ii) In case the Licensee shall fail to complete the said buildings within the time aforesaid (time in this respect being the essence of the contract) and otherwise in every way in accordance with the stipulations hereinbefore contained or if the Licensee shall not proceed with the said works with due diligence or if the rent shall be in arrears for the space of fourteen (14) days next after being payable or if he shall fail to observe or perform any of the stipulations on its part hereinbefore contained then unless the Licensor shall full right power and authority to impose such penalties as he deems fit as well at to re-enter upon and resume possession of the said land and every building or erection thereon or any part thereof and thereupon this Agreement shall forthwith cease and determine and all buildings erections upon the said land shall belong to the Licensor absolutely and without making to the Licensee any compensation or allowance for the same and without prejudice to any right of action or other remedy of the Licensor for the recovery of any rent or moneys due to him from the Licensee or in respect of any antecedent breach of this Agreement. PROVIDED ALWAYS that if the said land has been assigned by way of mortgage the provisions of this clause shall not take effect until the Licensor has served upon the mortgagee a notice in writing specifying the breach and the mortgagee has failed to remedy such breach.

5 If the said buildings shall be completed by the Licensee in accordance with the covenants agreements and stipulations hereinbefore contained the Licensor will grant and the Licensee (without any investigations of title or any abstract or evident thereof) will accept and execute a lease in accordance with the draft form of Lease set out in the Second Schedule to this Agreement with such modifi-cations as the parties may agree upon or the circumstances may render necessary.

6    The area of the said land ("the said area") as specified in the First schedule hereto shall be subject to Government survey or re-survey.

     (i) If upon final survey, the said area is found to differ from the final surveyed area within +/- 1% of the said area, the final surveyed area will be adopted for the lease of the said land but the licence fee shall not be adjusted. Any licence fee revision subsequent to the final survey shall be calculated based on the final surveyed area.

     (ii) If the difference between the said area and the final surveyed area exceeds the +/- 1% margin, the final surveyed area will be adopted for the lease of the said land and :-

          (a) if the final surveyed area is greater than the said area; the Licensee shall at the request and absolute discretion of the Licensor pay to the Licensor additional licence fee for the additional area;

          (b) if the final surveyed area is less than the said area, the Licensor shall credit the excess licence fee paid by the Licensee to the account of the Licensee towards payment of the licence fee.

     The additional licence fee payable or to be credited in either instance will be computed at the same rate as the licence fee payable under the terms of this Agreement.

7    The Licensee shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and the lease herein agreed to be granted and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement and the lease.

8    The Licensee shall pay all cost and fees legal or otherwise including the
Licensor's costs as between solicitor and client in connection with the enforcement of the covenants and conditions of this Agreement and the lease.


9    If at any time during the said period of twenty-four (24) months and any extensions thereof granted under Clause 2(xii) the Licensee terminates this Agreement or subject to the consent in writing of the Licensor surrenders part of the said land he shall in addition to the licence fee (which at the discretion of the Licensor may by apportioned for the period commencing from the date hereof up to the date of delivery of vacant possession of the said land or part thereof to the Licensor) survey fee property tax and other charges specified herein pay to the Licensor as liquidated damages a sum made up of firstly an amount equivalent to three (3) months' licence fee, secondly an amount equivalent to one (1) additional year's property tax and thirdly an amount of $500/- being administrative costs PROVIDED THAT before the delivery of vacant possession as aforesaid if the Licensor shall so desire the Licensee shall render the said land or part thereof as the case may be to its original state and condition.


10   All sums payable under this Agreement are exclusive of Goods and Services
Tax. The Licensee shall pay and indemnify the Licensor against Goods and Services Tax chargeable in respect of any payment made by the Licensee under the terms of or in connection with this Agreement or in respect of any payment made by the Licensor where the Licensee hereby agrees in this Agreement to reimburse the Licensor for such payment.

     AS WITNESS the hands of the parties hereto the day and year first above written.




THE COMMON SEAL of HOUSING              }  /s/ MICHAEL LOW
                                        }  -------------------------------
AND DEVELOPMENT BOARD was hereunto      }  Name: Michael Low
                                        }  Designation: Member
affixed in the presence of:-            }
                                        }
                                        }  /s/ LIM WEE MIEN
                                        }  -------------------------------
                                        }  Name: Lim Wee Mien
                                        }  Designation: Officer
                                        }



THE COMMON SEAL of                      }  /s/ KWEK BUCK CHYE
                                        }  -------------------------------
M/s ST Assembly Test Services Pte Ltd   }  Name: Kwek Buck Chye
                                        }        -------------------------
                                        }  Designation: Director
                                        }               ------------------
                                        }
                                        }
                                        }
                                        }  /s/ CHUA SU LI
                                        }  -------------------------------
was hereunto affixed in the             }  Name: Chua Su Li (Mrs)
presence of:-                           }        -------------------------
                                        }  Designation: Company Secretary
                                        }               ------------------
                                        }


                                                                 [SEAL]

                     THE FIRST SCHEDULE ABOVE REFERRED TO:

     All that piece of land known as LOT 1970PT, 1972 PT & 1974 PT Mukim 19 and situated in the District of NORTH SELETAR in the Republic of Singapore estimated to contain an area of 29,863.8 square metres or thereabouts being the land edged RED on the plan attached subject to Government Resurvey.

                    THE SECOND SCHEDULE ABOVE REFERRED TO:

                                                         -----------------------
                                                          L    1    Ver 1
                                                         -----------------------
                    THE LAND TITLES ACT
                                                         -----------------------

                                                         -----------------------
                                                         (For Official Use only)

                                          LEASE

(A)                 DESCRIPTION OF LAND
                    ------------------------------------------------------------
                    *CT/SSCT/SCT   MK   TS   Lot No    Property Address
                                                       Whole or part lot (if
                    -------------                      part lot, to state
                    Vol     Fol                        appd new lot/strata
                                                       lot)
                    ------------------------------------------------------------
                    --      --    19   --   1970pt,    Part of Lots 1970,
                                            1972pt &   1972 & 1974,
                                            1974pt     Mukim 19
                    ------------------------------------------------------------


(B)                 LESSOR
                    ------------------------------------------------------------
If more than ONE    ID/Co regn no:
lessee, please      ------------------------------------------------------------
refer to
explanatory notes   Name:                    Housing & Development Board
                    ------------------------------------------------------------
                    Address:                HDB Centre, 3451 Jalan Bukit Merah,
                    (within Singapore for    Singapore 159459
                     service of notice)
                    ------------------------------------------------------------
                    (the registered proprietor) HEREBY LEASES the registered estate or interest in the land to:-


(C)                 LESSEE
                    ------------------------------------------------------------
                    ID/Co regn no:
                    ------------------------------------------------------------
If more than ONE    Name:                 M/s ST Assembly Test Services Pte Ltd
lessee, please
refer to
explanatory notes   ------------------------------------------------------------
                    Citizenship/Place of   Singapore
                    incorporation
                    ------------------------------------------------------------
                    Non-Citizens           *Permanent Resident/Non-Permanent
                                           Resident
                    ------------------------------------------------------------
                    Address:               33 Marsiling Industrial Estate Road 3
                    (within Singapore for  #03-01/03
                    service of notice)     Singapore 739256
                    ------------------------------------------------------------
                           * Please delete whichever is not applicable

* to hold as

  -----------------------------------------------------------------------------
  Manner of Holding
  -----------------------------------------------------------------------------

     * To complete where there are co-owners. To delete if not applicable.

     FOR TERM OF LEASE :

     Term of Lease :           30 Years

     Term of Option to renew : 30 Years
     (Upon exercise of the option to renew)

     Commencement date :       1 MAR 1996

     Annual Rent :             $ 1,328,940.00 per annum
     (Yearly Rent)             @ $ 44.50 per square metre per annum

-------------------------------------------------------------------------------
(D)  SUBJECT TO :
     PRIOR ENCUMBRANCES (TO STATE 'NIL' IF THERE ARE NONE) :

     -----------------------------------
                  NIL
     -----------------------------------

-------------------------------------------------------------------------------
(E)  AND THE FOLLOWING :-
     COVENANTS AND CONDITIONS

     (a) the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negatived or modified);

     (b) the covenants and conditions set forth in the Memorandum of Lease filed in the Registry of Titles as ML 24.

SPECIAL COVENANTS AND CONDITIONS

1    AND THE LESSEE for itself and its successors and assigns hereby covenants with the lessor as follows:-

     (i) (a) To pay the Yearly Rent of Dollars ONE MILLION THREE HUNDRED & TWENTY-EIGHT THOUSAND NINE HUNDRED & FORTY ONLY ($1,328,940.00) calculated at the rate of $44.50 per square metre per annum from the 1st day of MAR 1996 (hereinafter referred to as "the Initial Rent") which rate shall be subject to revision on the 1st day of MAR 1997, and thereafter annually on the 1st day of MAR of each succeeding year. The revision on the 1st day of MAR of 1997 and each subsequent annual revision shall be subject to a rate based on the market rent on the date of such revision and determined in the manner following but any increase in the rent pursuant to the revision on the 1st day of MAR 1997 and each subsequent annual revision shall not exceed 7.6 per cent of the yearly rent of each immediate preceding year. The market rent in this context shall mean the rent per square metre per annum of the said land excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the abovementioned rent revision dates and the decision of the Lessor shall be final;

            (b) The Yearly Rent aforesaid shall be paid quarterly in advance without deduction and without demand w.e.f. the 1st day of MAR 1996 at the office of the Lessor or such other office as the Lessor may designate.

     (ii) To pay the Yearly Rent hereby reserved at the time and in the manner aforesaid PROVIDED THAT in the event the gross plot ratio of the buildings and structures on the said land is less than 1.0, the Lessor shall be entitled to impose, and the Lessee shall pay the Lessor additional Yearly Rent amounting to 10% of the Yearly Rent hereby reserved as aforesaid.

     (iii) To pay all rates taxes charges assessments outgoings and impositions whatsoever which now are or which at any time hereafter during the said term shall or may be charged assessed or imposed upon the said land or on any part thereon;

     (iv) To pay all Public Utilities Board charges for the supply of water gas sanitation or electric light or power at any time hereafter during the said term charged or imposed by the Public Utilities Board in respect of the said land and the building thereon;

     (v) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under the Lease from the due dates thereof until payment in full is received by the Lessor;

     (vi) To maintain and keep the said land together with the buildings and appurtenances standing upon the said land during the said term in good and tenantable condition and repair and in clean and sanitary order and condition and to fully comply with all statutory requirements and the requirements of any Competent Authority for the maintenance of the said land or for the improvement of the said land by landscape gardening and any expenses so incurred shall be borne by the Lessee;

     (vii) At the termination of the said term or at the earlier determination thereof to yield up to the Lessor the said land hereby demised together with all buildings, structures and fixtures therein in good and tenantable repair;

     (viii) Not at any time during the said term without the previous consent in writing of the Lessor to make any alteration addition to any building now standing upon the said land and not without the same consent to erect or put up any building or erection whatsoever in addition to the building now standing upon the said land or change the use of the building or any part thereof as prescribed in Sub-clause (xi) herein and the Lessor reserves the right to levy a charge for such consent, if given;

     (ix) Not to demise, transfer, assign, mortgage, let, sublet, underlet, license or part with the possession of the said land or any part thereof in whatsoever manner and not to effect any form of reconstruction howsoever brought about including any form of amalgamation or merger with or take-over by another company, firm or body or party, without first obtaining the consent of the Lessor in writing. Section 17 of the Conveyancing Law of Property Act (Chapter 61) shall not apply. Any consent, if granted by the Lessor shall be given on such terms and conditions as the Lessor may in its entire and unfettered discretion deem fit to impose and shall include:-


            (a) full revision of the rental to the prevailing market rate from the date of assignment;

            (b) payment of such administrative fees as determined by the Lessor;

     (x) On or before the execution of the Lease, the Lessee shall supply to the Lessor in writing a list of the names of its existing shareholders and particulars of the classes of shares held by each and every shareholder and the value thereof and such list shall be duly certified to be correct by a director of the company;

     (xi) Not to use or to permit or suffer the said land or the building thereon or any part of the said land and building thereof to be used otherwise than as SEMICONDUCTOR MANUFACTURING AND TESTING subject to the approval of the Competent Authority appointed under Section 3 of the Planning Act;

     (xii) Not to use the said land or any part thereof for any illegal or immoral purpose and not to carry on or permit or suffer to be carried on in or upon the said land or any part of the building thereon any noxious noisy dangerous or offensive trade or business or manufacture whatsoever which may be or become a nuisance annoyance or inconvenience to the owners tenants or occupiers of premises neighbouring adjoining or adjacent thereto or to the Lessor;

     (xiii) Not to erect permit or suffer to be carried out any construction of chimneys or ducts of any kind whatsoever in or at any part of the building for the purpose of discharging smoke gas fume or any other substance connected directly or indirectly with the manufacturing processes;

     (xiv) Not to allow utilise or permit to be utilised any of the covered or open spaces outside the building for storage purposes of any kind and all raw materials and finished products shall be stored within the building erected on the said land;

     (xv) To maintain and take whatever steps necessary to keep all machinery and equipment installed in and upon the building or on any part thereof during the said terms in such condition that they be free from generating noises or vibration that will cause nuisance annoyance or inconvenience to the Lessor or the owners, tenants or occupiers of neighbouring premises;

     (xvi) To permit the Lessor or any officer authorised by him in writing with or without workmen and others at all reasonable times during the said term but not more often than once in any calender month to enter into and upon the said land and upon any building thereon to view the state and condition thereof and the Lessor may thereupon serve upon the Lessee notice in writing specifying any breaches of covenant and require the Lessee forthwith to remedy such breaches and if the Lessee shall not within ten (10) days after the receipt of such notice proceed diligently to remedy such breaches then to permit the Lessor to enter upon the said land and take steps as may be necessary to remedy such breaches and the cost thereof shall be a debt due from the Lessee to the Lessor and be forthwith recoverable by action;

     (xvii) To insure and keep insured against loss or damage by fire the building upon the said land to the full value thereof with some Insurance Company approved by the Lessor and to pay all premiums necessary for that purpose within seven (7) days after the same shall become due and to produce and show to the Lessor whenever required the policy of such insurance and the receipt for every such premium and to cause all moneys received by virtue of any of such insurances to be forthwith paid out in rebuilding or reinstating the said land and the building now standing thereon and to make up any deficiency with the Lessee's own moneys;

     (xviii) Not do or omit or suffer to be done or omitted any act matter or thing in or on or respecting the said land which contravene the provisions of any Ordinance Act of Parliament Enactment order rule or regulation now or hereafter affecting the same and the Lessee will at all times hereafter indemnify and keep indemnified the Lessor against all actions proceedings costs expenses claims liabilities losses and demand in respect of any such act matter or thing done or omitted to be done in contravention of the said provisions;

     (xix) Not without the consent in writing of the Lessor to affix or exhibit to erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the demised premises or of the external walls or rails or fences thereof any nameplate signboard placard poster or other advertisement or hoarding;

     (xx) To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the demised premises and to indemnify the Lessor against all proceedings claims costs and expenses which he may incur or for which he may be held liable as a result of any act neglect or default of the Lessee its servants contractors or agents;

     (xxi) Not to effect a change of name without the prior consent in writing of the Lessor PROVIDED THAT on every change of name the Lessee shall pay to the Lessor a fee to be specified by the Lessor in relation to such consent;

     (xxii) Not in install and/or use any electrical installations, machines or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Lessees and in connection therewith, to allow the Lessor or any authorised persons to inspect at all reasonable times, such installations, machines or apparatus in the demised premises to determine the source of he interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Lessee's electrical installations, machines or apparatus is causing or contributing to the said interference or disturbance;

     (xxiii) To indemnify the Lessor against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with Clause (xxii) above;

     (xxiv) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land to the requirements and satisfaction of the Lessor and other relevant Government authorities PROVIDED THAT in the event of any default by the Lessee under this covenant the Lessor may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Lessee as a debt.

2    The area of the said land ("the said area") shall be subject to Government survey or re-survey.

     (i) If upon final survey, the said area is found to differ from the final surveyed area within +/- 1% of the said area, the final surveyed area will be adopted for the lease of the said land, but the rent shall not be adjusted. Any rental revision subsequent to the final survey shall be calculated based on the final surveyed area.

     (ii) If the difference between the said area and the final surveyed area exceeds the +/- 1% margin, the final surveyed area will be adopted for the lease of the said land and:-

           (a) if the final surveyed area is greater than the said area; the Lessee shall at the request and absolute discretion of the Lessor pay to the Lessor additional rent for the additional area;

           (b) if the final surveyed area is less than the said area, the Lessor shall credit the excess rent paid by the Lessee to the account of the Lessee towards payment of the rent. The additional rent payable or to be credited in either instance will be computed at the same rate as the rent payable under the terms of this Lease.

3    The Lessor further covenants with the Lessee that the Lessor shall at the written request of the Lessee made not less than twelve (12) months before the expiry of the said term but not earlier than the twenty-eighth (28th) year of the said term grant to the Lessee a Lease of the said land for a further term of 30 years (hereinafter referred to as "the further term") which shall commence from the date immediately following the expiration of the said term on the same terms and conditions and containing like covenants as are herein contained with the exception of the present covenant for renewal and such variations or modifications as shall be imposed by the Lessor PROVIDED that:-

     (i) There be no existing breach(es) or non-observance(s) of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed;

     (ii) The rental payable for the further term shall be as set out hereunder:-

          (a) The Yearly Rent for the further term commencing on the 1st day of MAR 2026 shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as "the Second Initial Rent") which rate shall however be subject to a revision on the 1st day of MAR 2027 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed
               7.6 percent of the Second Initial Rent;

          (b) The Yearly Rent so revised shall be subject to revision every year from the 1st day of MAR 2027 and shall be at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6 percent of the Yearly Rent for each immediately preceding year;

          (c) The market rent in this context shall mean the rent per square metre per annum of the said land excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final.

          (d) The Yearly Rent shall be paid quarterly in advance without deduction and without demand w.e.f. the 1st day of MAR 2026 at the office of the Lessor or such other office as the Lessor may designate;

            (e) Any demise, transfer, assignment or parting of possession of the said land or any part thereof by the Lessee in whatsoever manner within 5 years of the commencement of the further term will be approved by the Lessor only upon payment by the Lessee of a fee (hereinafter called "the additional fee") which shall be equivalent to the value of the buildings and there shall also be a full revision of the rental to the prevailing market rate from the date of assignment and payment of such administrative fee as determined by the Lessor as provided under Clause 1(ix) herein contained. The value of the building shall be determined by the Lessor alone and the Lessor's assessment shall be final and conclusive and not be subject or open to review by the Lessee. PROVIDED THAT the Lessee shall not be required to pay the additional fee for any demise, transfer, assignment or parting with possession of the said land or any part thereof by the Lessee in whatsoever manner after the aforesaid 5 years period;

            (f) All costs expenses charges legal or otherwise including stamp duty and the Lessor's legal costs of or connected with the preparation completion and registration of the Lease for the further term of 30 years shall be borne by the Lessee.

     (iii) The interest chargeable shall be at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under the Lease from the due dates thereof until payment in full is

4    AND the Lessor hereby covenants with the Lessee that the Lessee duly paying the rent hereinbefore reserved and performing and observing the covenants conditions and agreements on the part of the Lessee hereinbefore contained shall and may peaceably and quietly hold and enjoy the said land for the term hereby granted without any interruption from the Lessor or from any person lawfully claiming through under or in trust for him.

5    PROVIDED ALWAYS that if the said rent hereby reserved or any part thereof shall be in arrears for the space of fourteen (14) days next after being payable (whether the same shall have been formally demanded or not) or if any covenant on the part of the Lessee hereinbefore contained shall not be performed or observed or if the Lessee or other person or persons in whom for the time being the term hereby created shall be vested shall become bankrupt or make an assignment for the benefit of its or their creditors or enter into an agreement or make any arrangement with its or their creditors for liquidation of its or their debts by composition or otherwise then and in any such case it shall be lawful for the Lessor to impose such penalties as it deems fit as well as to enter upon and take possession of the said land or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely cease and determine without prejudice to any right of action or remedy of the Lessor in respect of any antecedent breach of any of the Lessee's covenants hereinbefore contained. Provided Always that if the said land and the buildings thereon have been assigned by way of mortgage and there should be any breach of the Lessee's covenants as aforesaid, the Lessor or the officer authorised as aforesaid shall not enter upon and take possession of the said land and buildings nor shall the term hereby created cease and determine until the Lessor has served upon the Mortgage a notice in writing that such breach has occurred and the Mortgage has failed to remedy such breach within one (1) calendar month from the date of service of such notice.

6    All sums payable under this Lease are exclusive of Goods and Services Tax.
The Lessee shall pay and indemnify the Lessor against Goods and Services Tax chargeable in respect of any payment made by the Lessee under the terms of or in connection with this Lease or in respect of any payment made by the Lessor where the Lessee hereby agrees in this Lease to reimburse the Lessor for such payment.

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(F)  DATE OF LEASE       :
                          ------------------------

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(G)  EXECUTION BY LESSOR

                         -------------------------
                                SIGNATURE


     Witness :
                         -------------------------

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(H)  EXECUTION BY LESSEE

                         -------------------------
                                SIGNATURE


     Witness :
                         -------------------------

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(I)  CERTIFICATES PURSUANT TO THE RESIDENTIAL PROPERTY ACT AND THE LAND TITLES
     RULES AND PRACTICE CIRCULARS:

(J)  SIMILAR INTEREST CONFIRMATION (if any)

     I,                      the solicitors for the Lessee hereby confirms that
       ---------------------
     the interest of the Lessee is similar to that in Caveat CV/          .
                                                                ----------


                  --------------------------------------------
                  NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE


(K)  CERTIFICATE OF CORRECTNESS:

     I,                      the solicitor for the Lessor hereby certify that
       ---------------------
     this instrument is correct for the purposes of the Land Titles Act.



                  --------------------------------------------
                  NAME & SIGNATURE OF SOLICITOR FOR THE LESSOR


     I,                      the solicitor for the Lessee hereby certify that
       ---------------------
     this instrument is correct for the purposes of the Land Titles Act.



                 ---------------------------------------------
                  NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE

-------------------------------------------------------------------------------


FOR OFFICIAL USE ONLY

-------------------------------------------------------------------------------

EXAMINED          REGISTERED


Date:             Initials of Signing Officer:         Registrar of Titles

-------------------------------------------------------------------------------

     Note: This portion shall be printed or typed on the reverse side of the last page of the application.


                                               Signature

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